THE HENLOPEN FUND

                          SUPPLEMENT TO THE PROSPECTUS
                             DATED OCTOBER 31, 2003

          On June 22, 2004 the Securities and Exchange Commission filed a civil action in the United States District Court for the Eastern District of Pennsylvania against, among others, the Fund's investment adviser, Landis Associates LLC, and its principal, Michael L. Hershey, the President of the Fund and a member of the Fund's Board of Trustees. The complaint in the civil action alleges that Mr. Hershey and Landis Associates LLC violated certain federal securities laws by breaching their fiduciary duty to a wealthy private client in connection with investments made by the client in a private company between 1998 and 2001. The complaint seeks an injunction against Mr. Hershey and Landis Associates LLC for violating the federal securities laws it alleges were violated in connection with such private client's investments.

          The allegations raised in the complaint do not involve the Fund nor the type of investments which the Fund makes. If the court issues the injunction requested by the Securities and Exchange Commission, Landis Associates LLC would no longer be eligible to serve as the Fund's investment adviser and Mr. Hershey would no longer be eligible to serve as an officer or trustee of the Fund. Landis Associates LLC and Mr. Hershey have advised the Fund that they deny all allegations of wrongdoing, intend to vigorously contest the allegations raised by the Securities and Exchange Commission and believe they will be successful in their defense.

                 The date of this Supplement is June 28, 2004.